                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following registration statements of our report dated March 10, 2006, relating to the financial statements and financial statement schedules of Lincoln Benefit Life Company, appearing in this Annual Report on Form 10-K of Lincoln Benefit Life Company for the year ended December 31, 2005.

         FORM S-3 REGISTRATION STATEMENT NOS.   FORM N-4 REGISTRATION STATEMENT NOS.
         ------------------------------------   ------------------------------------
                   333-66452                              333-50545
                   333-59765                              333-50737
                   333-59769                              333-61146
                   333-88045                              333-82427
                   333-111553                             033-66786
                                                          333-109688
                                                          333-66452


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 13, 2006